Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Minden Bancorp, Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-QSB for the three months ended September  30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Becky T. Harrell
Name: Becky T. Harrell
Title: Chief Financial Officer and Treasurer

Date: November 14, 2003

A signed original of this written statement as required by Section 906 of the Sarbanes-Oxley Act has been provided to Minden Bancorp, Inc. and furnished to the Securities and Exchange Commission staff upon request.